UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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FAB UNIVERSAL CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

April 29, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of FAB Universal Corp., which will be held on Wednesday, June 26, 2013, starting at 11:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 E Atlantic Ave., Delray Beach, FL 33483.  In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be a report with respect to the current status of our operations and an opportunity for you to ask questions.

Whether or not you plan to attend the meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve all proposals.

Only stockholders of record at the close of business on May 3, 2013 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

If you have any questions after reading the Proxy Statement and other materials we have sent, please call Art Batson, our Investor Relations Representative, at (407) 478-1120.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2013

To the Stockholders of FAB Universal Corp:

The 2013 Annual Meeting of Stockholders of FAB Universal Corp., a Colorado corporation (the “Company”), will be held on Wednesday, June 26, 2013, starting at 11:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 E Atlantic Ave., Delray Beach, FL 33483, for the following purposes:

1.

To approve our 2013 Stock Option Plan of 3,000,000 options for shares of FAB Universal Corp. common stock;

2.

To ratify the selection by the Board of Directors of Friedman LLP as independent auditors of FAB Universal Corp. for the fiscal year ending December 31, 2013;

3.

To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

 Our Board of Directors recommends that you vote FOR each of Proposals 1 and 2 above.  Our Board of Directors has chosen the close of business on May 3, 2013, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about May 17, 2013.

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

April 29, 2013

PROXY STATEMENT TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1

Audit Committee Report

5

Compensation Committee Interlocks and Insider Participation

6

COMPENSATION DISCUSSION AND ANALYSIS

6

Overview and General Philosophy

6

Compensation Objectives

6

Compensation Administration

7

Compensation Components

8

Retirement and Other Benefits

9

Compensation Committee Report

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

13

PROPOSAL NO. 1 - APPROVAL OF THE FAB UNIVERSAL CORP. 2013 STOCK OPTION PLAN OF 3,000,000 OPTIONS FOR SHARES OF FAB UNIVERSAL CORP. COMMON STOCK  14

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

15

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on June 26, 2013

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of FAB Universal Corp, a Colorado corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of FAB for use at FAB’s Annual Meeting of Stockholders and any and all adjournments or continuations of the annual meeting, to be held Wednesday, June 26, 2013, starting at 11:00 a.m., Eastern Daylight Time, at the Residence Inn, 1111 E Atlantic Ave, Delray Beach, FL 33483, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  These materials will be first mailed to stockholders on or about May 17, 2013.

When we use “FAB,” “we,” “us,” “our” or the “Company,” we are referring to FAB Universal Corp.

This Proxy Statement and our Annual Report to Shareholders are also available at:

http://annualreports.fabuniversal.com.

http://proxystatement.fabuniversal.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the approval of our 2013 Stock Option Plan; and (ii) the ratification of Friedman LLP as independent auditors of FAB Universal Corp. for the fiscal year ending December 31, 2013.  An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

Who can attend the annual meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the annual meeting. Our Board of Directors has chosen the close of business on May 3, 2013, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

What proposals will be voted on at the annual meeting?

Stockholders will vote on two proposals at the annual meeting:

•

the approval of the 2013 Stock Option Plan of 3,000,000 options for shares of FAB Universal Corp. common stock;

•

the ratification of Friedman LLP as independent auditors of FAB Universal Corp. for the fiscal year ending December 31, 2013,

In 2012, our stockholders elected each of our current directors to serve a two-year term.  Accordingly, our stockholders will not be voting to elect directors at the Annual Meeting.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR the approval of the 2013 Stock Option Plan of 3,000,000 options for shares of FAB Universal Corp. common stock;
•	FOR the ratification of Friedman LLP as independent auditors of FAB Universal Corp. for the fiscal year ending December 31, 2013,

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on May 3, 2013, which we refer to as the “record date,” are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 20,725,860 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the “stockholder of record.” The proxy statement, Annual Report and proxy card have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Colorado law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

•

For Proposal 1 (2013 Stock Option Plan), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For Proposal 2 (ratification of the selection of the independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For any other matters (other than the election of directors) on which stockholders of FAB are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,
•	submitting a properly signed proxy card bearing a later date,
•	voting in person at the annual meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the Annual Report on Form 10-K or this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

 FAB Universal Corp.

Attn: Chief Financial Officer

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by calling our Chief Financial Officer, at (412) 621-0902.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting the Chief Financial Officer, at (412) 621-0902.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meeting, including the submission of nominees for election to the Board of Directors, consistent with regulations adopted by the Securities and Exchange Commission (the “SEC”) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2014 annual meeting, we must receive them not later than January 18, 2014, or such later date as we may specify in our SEC filings. Your proposals should be addressed to FAB Universal Corp at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2013 Annual Meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to April 4, 2013.

Am I entitled to dissenter’s rights?

Under Colorado law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

Except as indicated below, none of our directors, executive officers, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.

To the extent that any of the above-referenced persons may be eligible to participate in our 2013 Stock Option Plan, they may be deemed to have an interest in the adoption of such plan.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Chief Financial Officer:

•	by mail, to:

FAB Universal Corp.

Attn: Chief Financial Officer

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•	by telephone, at (412) 621-0902

Audit Committee.    The Audit Committee currently consists of Douglas Polinsky as chair, Denis Yevstifeyev, and J. Gregory Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Friedman LLP, our independent auditor, reports directly to the Audit Committee.

The Board of Directors has determined that each of J. Gregory Smith, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the NYSE MKT Equities

Audit Committee Report

The Audit Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with Friedman LLP, our independent auditors, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the committee has discussed with Friedman LLP the firm’s independence from FAB, including the matters in the letter from Friedman LLP required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with Friedman’s’ independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting.

The Audit Committee discussed with Friedman the overall scope and plans for their respective audits. The committee meets with Friedman, with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Friedman’ report, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC. The committee and the Board also have recommended, subject to stockholder approval, the selection of Friedman LLP to audit our 2013 consolidated financial statements.

Audit Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and General Philosophy

At FAB, our focus is to create value through advancement and growth of our media distribution business in China. We are also focused on growing our media business through hosting fees and monetization of unique users. Our executive compensation program supports this goal of value creation by:

•

rewarding executives for obtaining performance milestones;

•

aligning the interests of executives with the interests of stockholders; and

•

attracting and retaining highly motivated and talented executives.

 Our compensation elements simultaneously fulfill one or more of these three objectives. The elements include:

•

base salary;

•

discretionary bonuses (in the form of cash, restricted stock, and stock options);

•

benefits programs.

The type and amount of compensation is determined considering current pay, competitive pay data from the external talent market and the opportunity for future pay. We combine compensation elements for each executive in a manner that will meet the performance, alignment and retention goals listed above as well as eliciting the best possible contribution from the executive.

Compensation Objectives

Our executive compensation philosophy is built around two objectives: supporting stockholder value creation through aligning the interests of executives with the interests of stockholders, and attracting and retaining highly motivated and talented executives.

Due to our diverse businesses, we have determined that no specific peer group is appropriate to use in defining market pay levels for our named executives. We therefore use general industry data of companies which are a similar size to us based on market capitalization to establish market pay levels.

Obtained Performance Milestones:

•	We construct our annual bonus opportunities to have appropriately aggressive targets that require significant achievement against performance milestones.

Aligned Interests:

•	Our base pay practices reduce fixed costs and emphasize performance-based incentive programs, which we believe are in the best interests of stockholders.

•	We base our annual bonus opportunities on performance milestones and value to the stockholder that focus executives on performance results that are of common interest to stockholders.

•	We award long-term equity incentive opportunities using stock options and restricted stock so that appreciating stock value is a significant factor in executive compensation.

Executive Retention:

•

We believe our use of lower base salary levels accompanied by an emphasis on incentive programs attracts executives that are appropriately aggressive, innovative, and willing to risk a larger share of their compensation on their own performance and the performance of the Company.

•	Discretionary bonuses allow us to adjust to unique market conditions in a timely fashion in order to retain key executives.

Compensation Administration

General Process.    Executive compensation decisions at FAB are the product of several factors, modified by judgment and discretion as necessary. The predominant factors include:

•	key performance measurements such as revenue, monthly download of content, and key business developments;

•	strategic initiatives such as acquisitions, and implementation of process improvements;

•	achievement of specific operational goals relating to the sphere of influence led by the executive;
•	compensation of other executives within the Company (to ensure internal equity); and

For the CEO, these factors are judged and compensation is recommended by the Compensation Committee of the Board of Directors and approved by the Board. For the other executive officers (including all of the named executives in the Summary Compensation Table), the factors are considered by the CEO, who recommends compensation levels. These judgments and recommendations are then reviewed and approved or revised by the Compensation Committee.

Generally, the Compensation Committee reviews and makes adjustments to base compensation once per year, effective at the beginning of each fiscal year (January 1). Annual incentives are typically paid within two months of the fiscal year end, usually in mid-February.  Equity grants are typically awarded in the spring of each year, in March or early April.

Role of Compensation Committee.    The Compensation Committee oversees the design, development and implementation of our compensation program. The Committee evaluates the performance of the CEO and determines CEO compensation consistent with the objectives of the compensation program. The Committee also approves all incentive compensation plans and approves or revises recommendations made by the CEO for compensation decisions affecting other executives. The Committee also approves all bonuses, awards and grants under all incentive plans.

Role of CEO.    Our CEO is responsible for the implementation and administration of our compensation program throughout the organization. The CEO evaluates the performance of executives and, consistent with the objectives of the compensation program, meets with the Compensation Committee to consider and recommend compensation programs, set and evaluate performance milestone, and makes specific recommendations on the form and amount of compensation for named executives.

Compensation Components

Short-Term Compensation.    Consistent with our stated compensation philosophy, our key metric for executive short-term compensation is annual total cash compensation. Discretionary bonuses provide significant upside potential which results in targeted annual total cash compensation.

Our performance for fiscal 2012 was well above targeted levels. Company-wide, total revenue for the year was $27.4 million, driven by the addition of our subsidiary, Digital Entertainment International Ltd. (“DEI”), adding $23.7 million of revenue.  In August, 2012, the Company was able to have five of the six institutional investors exercise their warrants providing the company with $1.1 million in cash in exchange for 341,207 shares of common stock. This influx of cash allowed the company to complete a major acquisition. On September 26, 2012, the Company acquired DEI in exchange for 49% of the Company’s common stock.

Base Salary.    We consider base salary a tool to provide executives with a reasonable base level of income relative to the scope of the positions they hold. Base salaries are established based on the level of responsibility for the position. With the exception of the CEO and named executives all base salaries are reviewed annually, and are adjusted from time to time to reflect changes in responsibility level.

In 2012, our named executives’ salaries ranged from $188,760 to $400,000.  In 2011, our named executives’ salaries ranged from $166,375 to $188,760.  Changes in senior executive base pay during fiscal year 2012 included an increase in Mr. Spencer’s annual base pay on October 1, 2012 from $188,760 to $400,000; and an increase in Mr. Busshaus’ annual base pay from $166,375 to $350,000 on October 1, 2012.

Annual Bonus.    Currently, there is not an established annual incentive bonus plan.

Discretionary Bonuses.    Because there is not an annual incentive plan, the Compensation Committee may determine a discretionary bonus is to be awarded to appropriately reward senior executives.  In these cases, discretionary bonuses are used to assure that executives are appropriately rewarded. The Committee determines discretionary bonuses for the CEO. The CEO recommends discretionary bonuses for all other named executives, which are then approved or adjusted by the Committee.

In fiscal year 2012 and 2011, discretionary bonuses were awarded to the executive officers.

Our Compensation Committee believes that we have executed on our compensation philosophy given the level of Company performance in fiscal 2012.

Long-Term Incentive Compensation.   In 2011, we offered a limited group of employees, including all named executives, stock options.

In fiscal 2013, we plan to execute a long-term incentive design that will utilize stock options. For senior management, including named executives, the primary emphasis will be on stock option awards. This results primarily in senior management focus on stock price performance, directly aligning the interests of executives with the interests of stockholders. It also puts a higher percentage of long-term compensation at risk as the design delivers less immediate value to executives.

All stock-options granted to the named executives by the Company must have prior Compensation Committee approval. The exercise price for all stock-based awards coincides with the date the Committee approves the award grant. It is against Company policy to back-date stock-based awards or to try to time stock-based awards for any reason and we have never engaged in these practices.

Award Adjustment or Recovery.    We do not have a policy to recover or otherwise adjust payments made or awards earned as a result of changes in subsequent periods relating to performance measures upon which such payments or awards are based, sometimes referred to as a “clawback” policy. We have not required any named executive to return any award or repay any payment received in any fiscal year.

Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to named executives unless compensation is based on an individual’s meeting pre-established performance goals determined by a compensation committee and approved by stockholders.

Retirement and Other Benefits

Generally, we view retirement savings as a personal matter. We currently do not offer any pre-tax retirement savings through the use of a traditional 401(k) plan; a deferred compensation plan; or other retirement programs.

Perquisites.    Eligible employees, including named executives, participate in various other employee benefit plans, including medical and dental care plans; flexible spending accounts for health care; life, accidental death and dismemberment and disability insurance; and vacation plans. The primary purpose of providing these plans and limited perquisites to senior executives is to attract and retain talented executives to manage the Company. With respect to non-insurance perquisites, we prefer to take a minimalist approach. For fiscal 2012, the Company did not have executive non-insurance perquisites.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with our management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Douglas Polinsky, Chairman

J. Gregory Smith

Denis Yevstifeyev

Summary Compensation Table

The following sets forth the compensation of FAB’s Chief Executive Officer during fiscal 2012, and the other persons who served as executive officers during fiscal 2012. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2012.

SUMMARY COMPENSATION TABLE – FISCAL 2012

Name and principal position	Year	Salary(4) ($)	Bonus(1) ($)	Stock(2) awards ($)	Option(3) awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Chris Spencer – CEO	2012	241,322	100,000	996,031	0	0	0	0	1,337,353
	2011	175,806	30,000	0	31,163	0	0	0	236,969
	2010	145,200	0	0	0	0	0	0	145,200

John Busshaus – CFO	2012	211,317	100,000	1,079,566	0	0	0	0	1,390,883
	2011	155,705	25,000	0	31,163	0	0	0	211,868
	2010	133,100	0	0	0	0	0	0	133,100

(1)	The bonuses shown in this column represent discretionary awards during the respective year by the compensation committee and board.
(2)	The stock awards in 2012 represent the fair value of stock granted to the officers. The stock was issued as discretionary bonuses for the work done for the acquisition of DEI.
(3)	Stock-based compensation for 2011 represents the amounts recognized for financial reporting purposes for granting of stock options.
(4)

The salaries in 2012 for our executive officers were offered by the board of directors to compensate the officers for the additional work associated with the acquisition of our Chinese subsidiary, DEI.

 Restricted Stock Awards

There were no issuances of restricted stock award during fiscal 2012 to any named executive.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning outstanding equity awards for the named executives as of December 31, 2012.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
John L. Busshaus	0	0	0	0	0	0	0	0	0
Chris Spencer	0	0	0	0	0	0	0	0	0

Grants of Plan-Based Awards for 2012

There were no plan-based equity awards made to our executive officers during fiscal 2012.

 Option Exercises and Stock Vested

The following table sets forth information concerning fiscal 2012 option exercises and restricted stock that vested during fiscal 2012 for the named executives.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2012

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Christopher Spencer	0	0	295,461	996,031
John L. Busshaus	0	0	345,184	1,079,566

Pension Benefits

The Company does not have any plans that provide for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

The Company does not have a Deferred Compensation Plan for its executive officers.

Other Potential Post-Employment Payments

As of December 31, 2012, there were no named executives with employment contracts that require or required severance or other post-employment payments.

Summary Information about Equity Compensation Plans

As of December 31, 2012, we had four stock option plans approved by stockholders.  The shares of common stock have been reserved for ultimate issuance under each plan.   As of December 31, 2012, options for approximately 2,038,967 shares of common stock could be granted under the plans.

The Compensation Committee, or in its absence, the full Board, administers and interprets the plans. This Committee is authorized to grant options and other awards both under the plans and outside of any plan to eligible employees, officers, directors, and consultants. Terms of options and other awards granted under the plans, including vesting requirements, are determined by the Committee and historically have varied significantly. Options and other awards granted under the plans vest over periods ranging from zero to ten years, expire ten years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. Incentive stock option grants are intended to meet the requirements of the Internal Revenue Code.

2007 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2007 Stock Option Plan. The 2007 Plan has not expired and awards up to 12 can be granted under the 2007 Plan. The 2007 Plan provided for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Stock Option Plan.    A total of 16,667 shares of common stock are reserved for issuance under the 2008 Stock Option Plan. The 2008 Plan has not expired and awards up to 28 can be granted under the 2008 Plan. The 2008 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2008 Key Employee Stock Option Plan.    A total of 33,334 shares of common stock are reserved for issuance under the 2008 Key Employee Stock Option Plan. The 2008 Key Employee Plan has not expired and awards up to 260 can be granted under the 2008 Key Employee Plan.  The 2008 Key Employee Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

2012 Stock Option Plan.    A total of 2,000,000 shares of common stock are reserved for issuance under the 2012 Stock Option Plan. The 2012 Plan has not expired and awards up to 2,038,667 can be granted under the 2012 Plan. The 2012 Plan provides for the granting of both incentive stock options (ISOs) and non-statutory stock options (NSOs).

No Loans for Option Exercises.    It is our policy to not make loans to employees or officers for the purpose of paying for the exercise of stock options.

Stockholder Approval of Equity Compensation Plans.    The following table presents information as of December 31, 2012, about our common stock that may be issued upon the exercise of options granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans and individual arrangements. As described above, we have seven stock option plans under which options have been granted.

Plan Category	Maximum shares to be issued upon exercise of options	Weighted-average exercise price of outstanding options	Shares remaining available for future issuance under existing equity compensation plans (excluding shares reflected in first column)
Plans approved by stockholders	0	$0	0
Plans not approved by stockholders	0	0	2,038,967

Total	0	$0	2,038,967

DIRECTOR COMPENSATION

In 2012, we paid our non-employee directors a cash retainer. In 2013, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.

The following table sets forth the compensation we paid our non-employee directors in 2012. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2012.

DIRECTOR COMPENSATION TABLE – FISCAL 2012

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Doug Polinsky	16,000	367,000	0	0	0	8,000	391,000
J. Gregory Smith	16,000	367,000	0	0	0	8,000	391,000
Denis Yevstifeyev	16,000	367,000	0	0	0	8,000	391,000

All outside directors are entitled to base annual cash compensation of $24,000, which we pay monthly.  Currently, the outside directors also receive options for the purchase of common stock which normally vest at the rate of 24,000 shares each year, through December 31, 2012.  Other compensation represents compensation earned as of December 31, 2012, but not paid.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of March 5, 2013 regarding the beneficial ownership of our common stock, for:

•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive; and
•	all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of March 5, 2013 there were 20,725,860 shares of common stock outstanding. As of that date, there were no options to purchase shares of common stock and warrants to purchase 99,060 shares of common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
5% Stockholders:
Christopher Spencer, Chief Executive Officer	430,222	2.1%

Directors:
Douglas Polinsky	112,500	*
J. Gregory Smith	112,500	*
Denis Yevstifeyev	87,665	*
Zhang Hongcheng	2,332,200	11.2%
Executive Officers:
John L. Busshaus, Chief Financial Officer	299,852	1.4%
All directors and executive officers as a group (5 persons)	3,374,669	16.2%
*	Less than 1%
(1)	The address of each director and officer is c/o FAB Universal Corp, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.
(2)

The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from March 5, 2013, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of March 5, 2013.

CHANGES IN CONTROL

As partial consideration for the acquisition of DEI, the Company issued 290 share of Series B Convertible Preferred Stock.  The Company further agreed to convert these shares of Preferred Stock into additional shares of common stock upon DEI achieving corporate government requirement and financial results.

The Preferred Stock will be convertible into shares of the Company’s common stock in three (3) tranches upon the occurrence of the following conversion events:

(i) upon the successful completion of certain Corporate Governance Objectives for the four (4) consecutive and complete reporting quarters of the Company immediately following the Closing, the designees shall have the right to convert the first tranche of 210 shares of Preferred Stock into shares of the Company’s common stock;

(ii) upon the successful completion of:  (a) all of the Corporate Governance Objectives for the four (4) consecutive and complete reporting quarters of the Company immediately following the Closing; and (b)

a Revenue Objective requiring DEI to attain sales revenues of at least US$60,000,000 and net income of US$12,000,000 for fiscal year 2011, UEG’s designees shall have the right to convert the second tranche of 40 shares of Preferred Stock into shares of the Company’s common stock.  These objectives were met and

(iii) upon the successful completion of (a) all of the Corporate Governance Objectives for the six (6) consecutive and complete reporting quarters of the Company immediately following the Closing; and (b) a Revenue Objective requiring that DEI attain sales revenues of at least US$70,000,000 and net income of US$14,000,000 for fiscal year 2012, UEG’s designees shall have the right to convert the third tranche of 40 shares of Preferred Stock into shares of the Company’s common stock.

Upon the occurrence of each conversion event, the three tranches of Preferred Stock will be convertible into a number of shares of common stock that will bring the overall equity position in the Company of the holders of the Initial Company Shares (as defined in the Share Exchange Agreement), the Preferred Stock and the common stock issuable upon conversion of the Preferred Stock, on a fully diluted basis as of the date of Closing, to 70%, 74% and 78%, respectively.

Other than the foregoing, there are no known arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Legal Proceedings

FAB is involved in routine legal and administrative proceedings and claims of various types.  We have no material pending legal or administrative proceedings, other than as discussed below or ordinary routine litigation incidental to our business, to which we or any of our subsidiaries are a party or of which any property is the subject.  While any proceeding or claim contains an element of uncertainty, management does not expect that any such proceeding or claim will have a material adverse effect on our results of operations or financial position.  There are no material proceedings to which any director or officer is a party adverse to FAB or any of its subsidiaries or has a material interest adverse to FAB or any of its subsidiaries.

PROPOSAL NO. 1 - APPROVAL OF THE FAB UNIVERSAL CORP. 2013 STOCK OPTION PLAN OF 3,000,000 OPTIONS FOR SHARES OF FAB UNIVERSAL CORP. COMMON STOCK

The Board of Directors recommends stockholder approval of the 2013 Stock Option Plan (the “2013 Plan”) for the issuance of 3,000,000 options.  The 2013 Plan shall be administered by the Board of Directors of the Company. A copy of the full text of the 2013 Stock Option Plan is included as Annex A to this Proxy Statement.

The Company shall grant options pursuant to the 2013 Plan upon determinations of the Board as to which of the eligible persons shall be granted options, the number of shares to be optioned and the term during which any such options may be exercised.  At all times, a majority of the members of the Board making determinations about the grant of options to employee-directors or employee-officers must be disinterested in the grant being made.

Options will expire no later than ten years from the date of grant.  Vested options generally will terminate upon the first to occur of: (1) expiration of the option; or (2) three months following the optionee’s termination of employment.

All employees, non-employee directors and any other persons providing valuable services to the Company are eligible to receive stock options.  Incentive Stock Options under the 2013 Plan may only be granted to such employees of the Company or any subsidiary thereof, as selected by the Board.  Non-Qualified Stock Options may be granted to employees, non-employee directors and any other persons providing valuable services to the Company.

In selecting the employees or other persons to whom stock options shall be granted, as well as determining the number of shares subject to each option, the Board shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the 2013 Plan.  An optionee who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

No stock option may be granted under the 2013 Plan later than the expiration of 10 years from the effective date of the 2013 Plan. No options have been granted under the 2013 Stock Option Plan and no determination has been made as to who will receive an option grant if the 2013 Stock Option Plan is approved by the shareholders.

Because benefits under the 2013 Stock Option Plan will depend on the Board’s actions and the fair market value of the our Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2013 Stock Option Plan is approved by our shareholders.

We are seeking your approval for the 2013 Plan. If stockholder approval is not obtained, no options may be granted under the 2013 Plan.

The Board of Directors believes that it is in our best interests to be able to continue to provide a means by which our employees, including officers, may increase their equity ownership in FAB and thereby to provide them with an incentive to enhance stockholder returns.  At this time, there are no plans, proposals or arrangements, written or otherwise, to grant any of the authorized options under the 2013 Plan.

 Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the 2013 Stock Option Plan.

Your Board of Directors unanimously recommends a vote FOR the approval of the Company’s 2013 Stock Option Plan of 3,000,000 options for shares of FAB Universal Corp. common stock.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

The Audit Committee and the Board have appointed Friedman LLP, certified public accountants, as auditors to examine the financial statements of FAB Universal Corp. for fiscal 2013 and to perform other appropriate accounting services and are requesting ratification of such appointment by the stockholders. Friedman LLP audited our financial statements for the calendar year ended December 31, 2012.

A representative from Friedman LLP is not expected to attend the 2013 Annual Meeting.

Changes in the Company’s Certifying Accountant

Effective as of September 26, 2012, the date of the closing of the Share Exchange Agreement by which we acquired all of the outstanding shares of DEI, Gregory & Associates, LLC, resigned as the Company’s independent accountant.  With the exception of a “going concern” qualification, the reports of Gregory & Associates, LLC on the financial statements for the Company’s past two fiscal years contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.  The resignation of Gregory & Associates, LLC was accepted by the Company’s Board of Directors effective as of September 26, 2012.

During the Company’s two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding such resignation, Gregory & Associates, LLC:

•

did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

•

did not advise the Company that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

•

did not advise the Company of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during such period that if further investigated may:

•

materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or

•

cause it to be unwilling to rely on management's representations or be associated with the Company’s financial statements, due to the accountant's resignation (due to audit scope limitations or otherwise), or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or\

•

did not advise the Company that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either ( i ) a previously issued audit report or the underlying financial statements, or ( ii ) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial   statements), and

•

due to the accountant's resignation, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation.

Effective as of September 26, 2012, the Company engaged Friedman LLP to audit the Company’s financial statements.  During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging Friedman LLP, neither the Company nor anyone on its behalf consulted the newly engaged accountant regarding:

•

either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial  reporting issue; or

•

any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item304 of Regulation S-K of the SEC or a reportable event (as described in paragraph 304(a)(1)(v) thereof).

Audit and Non-Audit Fees

The following table summarizes the fees paid or payable to Friedman LLP for services rendered for the fiscal years ended December 31, 2012. Audit fees include the cost of our annual audit and our subsidiaries including the costs of quarterly reviews, and SEC filings requiring the consents of our independent auditor. Audit-related fees consisted of due diligence work on a potential acquisition. The Audit Committee approved 100% of the fees for 2012.

Fiscal Year 2012
Audit fees	$317,500
Audit-related fees	—
Tax Fees	—
All other fees	—

Total	$317,500

The Audit Committee is informed of and approves all services that Friedman LLP provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $50,000. In addition, it has pre-approved $100,000 for items that relate to routine accounting consultations related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $100,000.

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required.

If stockholders do not ratify the appointment of Friedman LLP, the adverse vote will be considered a directive to the Audit Committee and the Board to select other auditors for the next fiscal year.

Your Board of Directors unanimously recommends a vote FOR ratification of the appointment of Friedman LLP as FAB Universal Corp’s independent auditors.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

FAB Universal Corp.

By Order of the Board of Directors,

/s/ Christopher J. Spencer

Christopher J. Spencer

Chief Executive Officer

ANNEX A

FAB UNIVERSAL CORP.

2013 STOCK OPTION PLAN

 (Subject to Stockholder Approval)

1.

Purpose.  The purpose of the FAB Universal Corp. 2013 Stock Option Plan is to induce certain designated persons to continue to provide valuable services to FAB Universal Corp. (the "Company") and to encourage such person to secure or increase on reasonable terms their stock ownership in the Company.  The Board of Directors of the Company believes the Plan is in the best interest of the Company and will promote the success of the Company.  This success will be achieved by encouraging continuity of management and increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and implementing the long-range plans of the Company.  Certain Options granted under this Plan are intended to be Incentive Stock Options qualified under Section 422 of the Code.  The Plan also permits the grant of Nonqualified Stock Options.

2.

Definitions.  For purposes of this Plan, the following terms shall have the meanings indicated below:

(a)  "Capital Stock" or "Common Stock": any of the Company's authorized but unissued shares of common stock.

(b)  "Code": the Internal Revenue Code of 1986, as amended from time to time.

(c)  "Fair Market Value":  the price per share determined by the Board of Directors at the time any Option is granted.  Fair Market Value of Incentive Stock Options shall be determined consistent with the Code and regulations.

 (d)  "Incentive Stock Option": an option defined in Section 422 of the Code to purchase shares of the Common Stock of the Company.

 (e)  "Non-Qualified Stock Option":  an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase Common Stock of the Company.

 (f)  "Option": the term shall refer to a Stock Option granted under this Plan.

 (g)  "Option Agreement": a written agreement pursuant to which the Company grants an Option to an Optionee and sets the terms and conditions of the Option.

 (h)  "Option Date": the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Company.

(i)  "Option Stock": the Common Stock of the Company (subject to adjustment as described in Section 7) reserved for options pursuant to this Plan, or any other class of stock of the Company which may be substituted therefore by exchange, stock split or otherwise.

(j)  "Optionee":  a person who is eligible to receive an Option under Section 5 of the Plan and to whom an Option has been granted under the Plan.

(k)  "Plan":  this FAB Universal Corp. 2013 Stock Option Plan effective April 1, 2013, and as amended hereafter from time to time.

(l)  A "Subsidiary":  any corporation in an unbroken chain of corporations beginning with the Company, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

3.

Options Available Under Plan.  An aggregate of 3,000,000 shares of the Company's authorized but unissued shares of Common Stock are hereby made available for grant, and shall be reserved for issuance, under this Plan.  The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 7.  If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

4.

Administration.  The Plan shall be administered by the Board of Directors of the Company.  At all times subject to the authority of the Board of Directors, the Board of Directors may from time to time delegate some or all of its authority under the Plan to a committee consisting of three (3) or more Directors (the "Committee"), and/or obtain assistance or recommendations from such Committee.  If no separate committee is appointed, the Board shall constitute the Committee, and references to the Committee shall include the entire Board of Directors.

The Company shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised.  At all times, a majority of the members of the Committee making determinations about the grant of Options to employee-directors or employee-officers must be disinterested in the grant being made.  The Committee may from time to time adopt rules and procedures for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

5.

Eligibility for Stock Options.  Incentive Stock Options under the Plan may only be granted to such employees of the Company or any Subsidiary thereof, as selected by the Committee.  Non-Qualified Stock Options may be granted to key employees, non-employee directors and any other persons providing valuable services to the Corporation.

In selecting the employees or other persons to whom Stock Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan.  For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all Incentive Stock Option plans of the Company and all subsidiary corporations) shall not exceed $100,000.  Subject to the provisions of Section 3, an optionee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.  Any Incentive Stock Option that becomes exercisable and exceeds the above limitation shall be treated as a Non-Qualified Option.

No Stock Option may be granted under this Plan later than the expiration of ten (10) years from the Effective Date.

6.

Terms and Conditions of Options.  Whenever the Committee shall designate an Optionee, it shall communicate to the Secretary of the Company the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan.  The President or other officer of the Company shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

(a)  Number of shares and option price.  The Option Agreement shall state the total number of shares to which it pertains.  The price of Incentive Stock Option Stock shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. In the event an Incentive Stock Option is granted to an employee, who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Company's stock then outstanding, the price of the shares of Option Stock which will be covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Stock at the Option Date.  Non-Qualified Options may be granted at a price equal to, greater than or less than Fair Market Value at the date of grant.  The Option price shall be subject to adjustment as provided in Section 7 hereof.

(b)  Period of options and right to exercise.  Options granted under this Plan shall be subject to such terms and conditions, shall be exercisable at such times and shall be evidenced by such form of written Option Agreement as the Committee shall determine, provided that such determinations are not inconsistent with Code Section 422 and the regulations thereunder.  The Option Agreement may, at the discretion of the Committee, provide for the acceleration of vesting of Options upon a "Change in Control" of the Company, as defined in Section 6(h) below.

In addition, no Option granted, shall by its terms, be exercisable after the expiration of ten (10) years from the date such Option is granted.  Except, however, Incentive Stock Options granted to any employee who at the Option Date owns more than ten percent (10%) of the voting power of all shares of the classes of Company's stock then outstanding, may not be exercisable after expiration of five (5) years from the Option Date.  The period during which the Option may be exercised, once it is granted, shall not be reduced, except as provided in paragraphs (c), (d) and (e) below. The exercise of any Option will be contingent upon receipt by the Company of payment as provided in paragraph (f) below for the full purchase price of such shares.  No Optionee or his or her legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an Option unless and until certificates for such shares are issued under the terms of the Plan.

(c)  Termination of Employment or Service.  Unless the Option Agreement otherwise provides, in the event that an Optionee shall cease to be employed by (or performing services for, in the event of a Non-Qualified Stock Option) the Company for any reason other than death, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, such Optionee shall have the right to exercise any outstanding Options at any time within three (3) months after the termination of employment (or service in the case of a Non-Qualified Stock Option).  Notwithstanding the foregoing, in the case of a disabled employee or other Optionee, the Board of Directors at its discretion may permit exercise of Options within one year of termination of employment). In the event an Optionee shall cease to be employed, or in the case of an independent consultant, shall cease to provide services to the Company, for "cause," any outstanding Options in favor of such Optionee shall immediately terminate and such Optionee shall have no right to exercise any such Options.  For purposes of this Plan, the terms "disability "and "cause" shall have the meanings ascribed such terms in the employment or independent consulting agreements between the Company and any such Optionees.

(d)  Death of Optionee.  If the Optionee holding a "Qualified Stock Options" shall die (i) while in the employ of or while providing services to the Company or any Subsidiary, or (ii) within a period of three (3) months after the termination of his or her employment with the Company or any subsidiary as provided in paragraph (c) of this section, and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan shall be exercisable until the earlier of the originally stated date of termination or one year from the date of death.  Such Option shall be exercised pursuant to subparagraph (f) of this Section by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of his or her death.

(e)  Transfer of Option.  Each Option granted hereunder shall, by its terms, not be transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee.  Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.  Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

(f)  Manner of Exercise of Options.  An Option may be exercised, in whole or in part, at such time or times and with respect to such number of shares, as the Board of Directors, in its sole discretion, shall determine at the time that the Option is granted.  The Option terms shall be set forth in the Option Agreement granting the Option.  Such Option shall be exercisable only within the Option period and only by (i) written notice to the Company of intent to exercise the Option with respect to a specified number of shares of stock; (ii) tendering the original Option Agreement to the Company; and (iii) payment to the Company of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised. Payment of the Option purchase price may be made in cash, by cashier's check (by personal check at the discretion of the Company) or by a "cashless exercise" procedure established between the Company and a stock brokerage firm, subject to compliance with applicable securities laws.  When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Company before the Agreement is returned to the Optionee.  When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be canceled and retained by the Company.

(g)  Delivery of Certificate.  As promptly as practicable after receipt of the written notice and payment specified above, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company, or the stock transfer agent for the Company, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

(h)  Change in Control.  A "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities Exchange Act of 1934 as amended ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of the voting Capital Stock of the Company ("Voting Stock") or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.  Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors prior to said combination, own 50% or more of the resulting entity's Voting Stock shall not, by itself, be considered a change in control for the purposes of this Plan.

(i)  Other Provisions.  The Option Agreements authorized under this Section shall contain such other provisions as the Committee shall deem advisable.

7.

Adjustment of Number of Shares.  If, and to the extent that, the number of issued shares of the Capital Stock of the Company shall be increased or reduced by change in par value, recapitalization, reorganization, merger, consolidation, split up, distribution of a dividend payable in stock or the like, the number of shares subject to the Option and the Option price therefore shall be equitably adjusted by the Committee consistent with such change to prevent substantial dilution or enlargement of the rights granted to or available to Optionees.

Subject to the foregoing, the grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.

No Rights as Stockholder.  An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Company with respect to the shares covered by his or her Option until such shares shall have been issued to the Optionee.

9.

No Obligation to Exercise Option.  The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.  Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the employer Company's rights to terminate such employment.

10.

Withholding Taxes.  If required by law, upon a disqualified disposition of an Incentive Stock Option, the Company shall have the right to require any Optionee that is or was an employee as of the Option Date, to remit to the Company an amount sufficient to satisfy any federal and state withholding or other employment taxes, if any, resulting from such option exercise or early disposition of Option Stock.  Payment of such amount may be made in the same manner as payment of the exercise price or by tendering previously owned shares of the Company's Common Stock with a Fair Market Value on the date of exercise equal to such amount, subject to compliance with applicable securities laws.

11.

Common Stock Acquired for Investment.  Common Stock acquired by an Optionee under this Plan by exercise of any Option shall be acquired by the Optionee for investment and without intention of resale, unless, in the opinion of counsel of the Company, such common stock may be purchased without any investment representation.  Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Optionee as a condition of the Optionee exercising an Option under this Plan, and the Committee may place an appropriate legend on the common stock issued to the Optionee indicating that such common stock has not been registered under federal or state securities laws.  Each Option shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, then such Option shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing contained herein shall require the Company to register the Options or the shares of voting common stock purchased upon the exercise of said Options.

12.

Effective Date.  This Plan shall be effective April 1, 2013 (the "Effective Date") as approved by the Board of Directors, subject to approval by the shareholders of the Company.  However, unless within 12 months after the Plan is adopted by the Board of Directors, the Plan is approved by the vote of the holders of a majority of the outstanding Capital Stock of the Company, the Plan and options granted hereunder shall not qualify under Section 422 of the Code.  All subsequent stock options granted hereunder will be Non-Qualified Stock Options.  All Options granted prior to disqualification of the Plan for failure to obtain shareholder approval shall be converted to Non-Qualified Stock Options.

13.

Liquidation.  Upon the complete liquidation of the Company, any unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in Section 7 in connection with a merger, consolidation or reorganization of the Company.

14.

Termination and Amendment of the Plan.  This Plan shall terminate ten (10) years after the Effective Date or at such earlier time as the Board of Directors shall determine.  Any termination shall not affect any Options then outstanding under the Plan.  The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Company, except as provided in Section 7 hereof, (a) increase the number of shares reserved for Options under this Plan, (b) change the manner of determining the Option price for Incentive Stock Options, (c) increase the maximum term of the Options provided for herein or (d) change the class of persons eligible to receive Options under the Plan.

15.

Governing law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Colorado without reference to the principles of conflicts of law thereof.

FAB UNIVERSAL CORP.

ATTN: JOHN BUSSHAUS
5001 BAUM BLVD

SUITE 770

PITTSBURGH, PA 15213

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Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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FAB UNIVERSAL Corp.

Vote  on  Proposals                                                                                                                For   Against   Abstain

1.  Proposal to approve the company’s 2013 Employee Stock Option Plan of 3,000,000 options for

shares of common stock.                                                                                                                   ☐   ☐     ☐

2.  Proposal to ratify the selection by the Board of Directors of  Friedman LLP as independent auditors of       ☐   ☐     ☐

FAB Universal Corp. for Fiscal 2013.

Note: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The  shares  represented  by  this  proxy  when  properly  executed  will  be  voted  in  the  manner  directed  herein  by  the  undersigned Stockholder(s).   If no direction is made, this proxy will be voted FOR items 1 and 2.   If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

For  address changes  and/or  comments,  please  check  this  box and write them on the back where indicated.   ☐

                                                                                      Yes    No

Please indicate if you plan to attend this meeting.          ⁪      ⁪

Please sign your name exactly as it appears hereon. When  signing  as  attorney,  executor,  administrator, trustee  or  guardian,  please  add  your  title  as  such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]

Date                            Signature (Joint Owners)      Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

FAB UNIVERSAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 26, 2013

The stockholder(s)  hereby  appoint(s)  John Busshaus and  Christopher Spencer,  or  either  of  them,  as proxies,  each  with  the  power  to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FAB Universal Corp that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00AM, Eastern Time on June 26, 2013, at the Residence Inn, 1111 Atlantica Ave., Delray Beach, FL 33483 and any adjournment

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(s).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address  Changes/Comments:   ___________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE